First Quarter FY 2026 Results August 7th, 2025 Exhibit 99.2

F I R S T Q U A R T E R F Y 2 6 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted EPS, and free cash flow; the Company’s ability to execute on its brand-building strategy and to maximize shareholder value; e-commerce growth; the Company’s capital allocation strategy and optionality; the timing of closing of the Pillar5 acquisition and implementation of the high-speed line; the impact of the Pillar5 acquisition on the Company’s revenue, EPS and leverage; and the Company’s ability to, and timing to, obtain adequate supply of Clear Eyes inventory. Words such as “anticipate,” “continue,” “expect,” “enable,” “on track,” “upcoming,” “outlook,” “can,” “will,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward- looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability to meet the Pillar5 closing conditions, the ability to rapidly increase the supply of Clear Eyes from Pillar5 and other suppliers; the ability of the Company’s manufacturing operations and third party manufacturers and logistics providers and suppliers to meet demand for its other products and to avoid inflationary cost increases and supply disruption; the impact of economic and business conditions; consumer trends; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; evolving U.S. and international tariffs; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2025. You are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 7, 2025 earnings release in the “About Non-GAAP Financial Measures” section. We have italicized our trademarks and trade names, which are the property of the Company or its subsidiaries, when they appear in this presentation.

F I R S T Q U A R T E R F Y 2 6 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 26 Outlook 3

F I R S T Q U A R T E R F Y 2 6 R E S U L T S I. Performance Update

Q1 FY 26 Performance Update

Q1 FY 26 Sales Drivers

- Quarterly Revenue of $249.5 million, decline driven primarily by Eye Care supply
- As expected, revenue also impacted by Q4 customer order timing
- Eye care impact partially offset by continued International segment growth

Superior Earnings and FCF

- Gross Margin of 56.2%, up vs. prior year
- Diluted EPS[(2)] of $0.95, up 6% vs. adjusted prior year
- Solid quarterly Free Cash Flow[(2)] of $78 million

Disciplined Capital Allocation

- Leverage of 2.4x[(3)] continues to enable capital allocation optionality
- Entered agreement to acquire current *Clear Eyes* supplier Pillar5 Pharma
- Optimal capital allocation levers remain unchanged

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 26 RESULTS

5

Securing Long-Term Eye Care Capacity

CLEAR EYES

Eye Care Supply Chain Impact

- Eye Care supply chain significantly impacted shipments in Q1
- Key supplier maintenance in May unexpectedly extended through quarter-end
- Upcoming new suppliers and initiatives not materially beneficial until 2H

Supply Chain Impact Expected through 1H FY26

Strategic Initiatives

- Announcing strategic acquisition of Pillar5 to secure and expand long-term eye care capacity
- Additional 3rd party suppliers coming on imminently to support long-term growth
- Large portion of *Clear Eyes* supply expected to be sourced internally moving forward

Expect Sales Improvement in 2H FY26 & Long-Term Supply Security

Prestige Consumer HEALTHCARE

FIRST QUARTER FY 26 RESULTS

6

F I R S T Q U A R T E R F Y 2 6 R E S U L T S II. Financial Overview

F I R S T Q U A R T E R F Y 2 6 R E S U L T S Q1 FY 26 Performance Highlights Q1 FY 26 Q1 FY 25 Dollar values in millions, except per share data. $249.5 $79.6 $0.95 $267.1 $79.7 $0.90 Revenue EBITDA Adj. Diluted EPS (6.6%) (0.0%) 5.6% Revenue of $249.5 million, down 6.4% vs. prior year excluding foreign currency(1) Diluted EPS of $0.95 up 5.6% vs. adjusted (2) prior year EBITDA(2) of $79.6 million flat vs. prior year 8 (2) (2)

F I R S T Q U A R T E R F Y 2 6 R E S U L T S 3 Months Ended Comments ◼ Organic Revenue(1) down 6.4% vs. prior year – Driven by Clear Eyes supply constraints – International segment up ~7.0% excluding currency (1) – Double-digit consumption growth in eCommerce ◼ Gross Margin of 56.2%, up vs. prior year ◼ A&M of 14.0% of Revenue ◼ G&A of 11.4% of Revenue due to timing of costs ◼ EBITDA Margin (2) of 31.9%, up vs. prior year ◼ Diluted EPS of $0.95, up vs. adjusted(2) prior year Q1 FY 26 Consolidated Financial Summary Dollar values in millions, except per share data 9 Q1 FY 26 Q1 FY 25 % Chg Total Revenue 249.5$ 267.1$ (6.6%) Gross Profit 140.3 146.0 (3.9%) % Gross Margin 56.2% 54.7% A&M 34.9 39.4 (11.2%) % Total Revenue 14.0% 14.7% G&A 28.5 28.9 (1.6%) % Total Revenue 11.4% 10.8% D&A (excl. COGS) 5.2 5.7 (9.1%) Operating Income 71.8$ 72.0$ (0.4%) % Margin 28.8% 27.0% Adj. Diluted EPS (2) 0.95$ 0.90$ 5.6% EBITDA (2) 79.6$ 79.7$ (0.0%) % Margin 31.9% 29.8%

Record Free Cash Flow and Anticipated Acquisition Terms

Free Cash Flow



Q1 FY 26
Q1 FY 25
45.8%
$78.2
$53.6
Free Cash Flow (2)

Dollar values in millions

Comments

- Solid Q1 Free Cash Flow(2) of $78.2 million
  - Attributable to the timing of working capital and lower interest expense
  - Maintaining full-year free cash flow outlook(4)
- Net Debt at June 30th of $0.9 billion(2); leverage ratio(3) of 2.4x at end of Q1
- Repurchased approximately 400,000 shares for $35 million

Pillar5 Acquisition

- Entered agreement to acquire current *Clear Eyes* supplier Pillar5 Pharma
- Purchase price ~$100 million*
- Neutral to EPS on a normalized basis
- Approximately neutral to leverage
- Expected to close fiscal Q3

* On a debt-free basis and subject to standard working capital and other adjustments

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 26 RESULTS
10

F I R S T Q U A R T E R F Y 2 6 R E S U L T S III. FY 26 Outlook

Updating FY 26 Outlook

Top Line Trends

- Update in guidance due largely to ongoing eye care supply constraints in first half
- Continue to benefit from well-diversified portfolio and brand-building playbook
- Revenues of $1,100 to $1,115 million
  - Expected organic revenue down approximately (1.5%) to (3.0%)
  - Assuming *Clear Eyes* shipment improvements in 2H via strategic actions

EPS

- Diluted EPS of $4.50 to $4.58
- Expect earnings growth to reaccelerate as revenue improves

Free Cash Flow & Allocation

- Free Cash Flow[(4)] of $245 million or more unchanged
- Capital allocation decisions focused on maximizing shareholder value

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 26 RESULTS
12

F I R S T Q U A R T E R F Y 2 6 R E S U L T S Q&A

F I R S T Q U A R T E R F Y 2 6 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measures in the attached Reconciliation Schedules and / or our earnings release dated August 7, 2025 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Adjusted Diluted EPS, Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 7, 2025 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects covenant defined Net Debt / EBITDA. (4) Free Cash Flow for FY 26 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release dated August 7, 2025 in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. 14

F I R S T Q U A R T E R F Y 2 6 R E S U L T S EBITDA and EBITDA Margin 15 Reconciliation Schedules Organic Revenue Change Three Months Ended June 30, 2025 2024 (In Thousands) GAAP Total Revenues 249,530$ 267,142$ Revenue Change (6.6%) Adjustments: Impact of foreign currency exchange rates - (670) Total adjustments -$ (670)$ Non-GAAP Organic Revenues 249,530$ 266,472$ Non-GAAP Organic Revenue Change (6.4%) Three Months Ended June 30, 2025 2024 (In Thousands) GAAP Net Income 47,466$ 49,068$ Interest expense, net 10,203 13,137 Provision for income taxes 14,311 9,345 Depreciation and amortization 7,666 8,124 Non-GAAP EBITDA 79,646$ 79,674$ Non-GAAP EBITDA Margin 31.9% 29.8%

F I R S T Q U A R T E R F Y 2 6 R E S U L T S 16 Reconciliation Schedules (Continued) Adjusted Diluted EPS Free Cash Flow (a) Income tax adjustment to adjust for discrete income tax items. Three Months Ended June 30, 2025 2024 Net Income Diluted EPS Net Income Diluted EPS (In Thousands, except per share data) GAAP Net Income and Diluted EPS 47,466$ 0.95$ 49,068$ 0.98$ Adjustments: Normalized tax rate adjustment (a) - - (4,030) (0.08) Total Adjustments - - (4,030) (0.08) Non-GAAP Adjusted Net Income and Adjusted Diluted EPS 47,466$ 0.95$ 45,038$ 0.90$ Three Months Ended June 30, 2025 2024 (In Thousands) GAAP Net Income 47,466$ 49,068$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 19,564 14,326 Changes in operating assets and liabilities as shown in the Statement of Cash Flows 11,983 (8,618) Total adjustments 31,547 5,708 GAAP Net cash provided by operating activities 79,013 54,776 Purchase of property and equipment (838) (1,152) Non-GAAP Free Cash Flow 78,175$ 53,624$

F I R S T Q U A R T E R F Y 2 6 R E S U L T S 17 Reconciliation Schedules (Continued) Projected Free Cash Flow (In millions) Projected FY'26 GAAP Net Cash provided by operating activities 255$ Additions to property and equipment for cash (10) Projected FY'26 Non-GAAP Free Cash Flow 245$